Exhibit 99.2

 Northrop Grumman CorporationAcquisition of Orbital ATK  September 18, 2017  Webcast

 Forward Looking Statements   This communication may contain statements, other than statements of historical fact that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “intend,” “may,” “could,” “plan,” “project,” “forecast,” “believe,” “estimate,” “outlook,” “anticipate,” “trends,” “goals” and similar expressions generally identify these forward-looking statements. Forward-looking statements include, among other things, statements relating to the Company’s future financial condition, results of operations and/or cash flows, expected benefits of the proposed acquisition, the timing of the proposed acquisition and financing the proposed acquisition. Forward-looking statements are based upon assumptions, expectations, plans and projections that the Company believes to be reasonable when made, but which may change over time. These statements are not guarantees of future performance and inherently involve a wide range of risks and uncertainties that are difficult to predict. Specific risks that could cause actual results to differ materially from those expressed or implied in these forward-looking statements include, but are not limited to: those discussed in this communication, those identified under “Risk Factors” and other important factors disclosed in the Company’s Annual Report on Form 10-K and from time to time in the Company’s other filings with the SEC; the possibility that Orbital ATK stockholders may not approve the proposed acquisition; the possibility that the closing conditions of the proposed acquisition may not be satisfied; the possibility that regulatory approvals required for the proposed acquisition may not be obtained on acceptable terms, on the anticipated schedule, or at all; the possibility that long-term financing for the proposed acquisition may not be available on favorable terms, or at all; the risk that closing of the proposed acquisition may not occur or may be delayed, either as a result of litigation or otherwise; the occurrence of an event that could give rise to termination of the proposed acquisition; the risk that stockholder litigation in connection with the proposed acquisition may affect the timing or occurrence of the proposed acquisition or result in significant costs of defense, indemnification and liability; the possibility that anticipated benefits of the proposed acquisition may not be realized or may take longer to realize than expected; the possibility that costs related to the Company’s integration of Orbital ATK’s operations may be greater than expected and/or that revenues following the proposed acquisition may be lower than expected; the effect of the transaction on the ability of the Company and Orbital ATK to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, including the U.S. Government; responses from customers and competitors to the proposed acquisition; the possibility that the Company’s business or Orbital ATK’s business may be disrupted due to transaction-related uncertainty; the risk that the proposed acquisition may distract the Company’s management from other important matters; the impact of legislative, regulatory and competitive changes; results from the proposed acquisition different than those anticipated; and the other risks and uncertainties detailed in Orbital ATK’s filings, including its Annual Report on Form 10-K, with the SEC.You are urged to consider the limitations on, and risks associated with, forward-looking statements and not unduly rely on the forward-looking statements including the accuracy thereof. Forward-looking statements are based on information, plans and estimates as of the date they are made and there may be other factors that may cause actual results to differ materially from these forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by applicable law.  2

Northrop Grumman to Acquire Orbital ATK

- Complementary portfolio and skills enhance Northrop Grumman's strategic capabilities and growth opportunities
  - Significant benefits to customer driven by accelerated innovation, new capabilities and enhanced competition
  - Compatible culture and shared values
- Significant value creation potential from revenue, cost and operating synergies
  - Significant revenue synergies from new business opportunities, particularly missiles & space
  - Estimated $150M in annual cost savings by 2020
  - Operating synergies including IRAD, customer coordination and program performance
- Compelling financial benefits
  - EPS and FCF per share expected to be accretive in first full year following closing
  - Maintain robust balance sheet with investment grade credit rating
  - Strong growth trajectory and cash flow generation enhance capital allocation flexibility

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Orbital ATK – Highly Additive & Attractive Business

- ✓ Leading technologies and complementary capabilities
- ✓ Attractive portfolio of programs with minimal overlap
- ✓ Strong customer relationships
- ✓ Increases international opportunities
- ✓ Technically skilled employee population and compatible culture
- ✓ Highly regarded leadership

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Transaction Highlights

NORTHROP GRUMMAN

Transaction	• Northrop Grumman to acquire Orbital ATK for $134.50 per share in cash • Implied equity value of ~$7.8B and enterprise value of ~$9.2B
Financing	• Committed financing in place • Initial pro forma leverage of ~3.1x net debt to adjusted EBITDA • Commitment to strong investment grade credit rating
Timing / Approvals	• Transaction unanimously approved by the Boards of Directors of both Orbital ATK and Northrop Grumman • Subject to Orbital ATK shareholder approval, certain regulatory approvals and satisfaction of other customary conditions • Estimated close in H1 2018
Next Steps	• Orbital ATK initially to operate as a new sector within Northrop Grumman

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 Orbital ATK  6  Created through 2015 merger of Orbital Sciences Corporation and ATK Aerospace and Defense~13,000 employees, including ~4,200 engineers and scientists$15.4B in total contract backlog2017 Financial GuidanceRevenue: $4.60 to $4.65 billion Operating Margin: 11.5% to 12.0%Free Cash Flow: $250 to $300 million

Key Orbital ATK Capabilities

NORTHROP GRUMMAN

		Selected Capabilities	Key Growth Areas
Flight Systems (35%)	▪ Revenue ~$1.6B - *Launch Vehicles* - *Propulsion Systems* - *Aerospace Structures*	• Engineering and integration of high-reliability launch systems • Medium / large solid rocket motors • Composite manufacturing for demanding applications	 Commercial & Military Aero-structures  Medium / Large Space Launch Vehicles
Defense Systems (40%)	▪ Revenue ~$1.9B - *Missile Products* - *Armament Systems* - *Defense Electronics* - *Ammunition*	• Advanced propulsion, warhead and electronics technology • Innovative micro-precision munitions and gun systems • High-volume energetics • Strong international position	 Tactical Missiles & Subsystems  Small Precision Weapons
Space Systems (25%)	▪ Revenue ~$1.2B - *Satellite Systems* - *Advanced Programs* - *Space Components* - *Technical Services*	• Small, high-performance satellites • Autonomous systems • Major spacecraft components • Operations and sustainment	 Defense & Science Satellites  In-Space Satellite Servicing

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Benefits to Orbital ATK – Enhanced Technologies and Capabilities

NORTHROP GRUMMAN

- ✓ Greater access to and coordination of investment resources
- ✓ Increased competitiveness in select mission areas
- ✓ Enhanced ability to meet customer needs
- ✓ Reach-back capabilities from current Northrop Grumman sectors
- ✓ Retention of merchant supplier and supply chain relationships

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 Complementary Core Capabilities   Key Capabilities    Northrop Grumman2017E Sales: Low $25B    Orbital ATK2017E Sales: $4.60B to $4.65B             Aircraft    ü       Large Space Systems    ü       Small Space Systems         ü  Launch Vehicles & Propulsion         ü  Missiles & Munitions         ü  Radars, Sensors & Processing    ü       Cyber Systems    ü       Large Scale Logistics & Sustainment    ü       9

Significant Shareholder Value Creation Opportunities

NORTHROP GRUMMAN

Revenue Synergies	• New business opportunities – Missile and missile defense – Space – Restricted
Cost Savings	• Estimated to achieve $150M run rate by 2020 – Corporate and back-office integration – Facility optimization – Organizational alignment
Operating Synergies	• IRAD • Customer coordination • Program performance • Cash flow • Cap Ex • Manufacturing and supply chain

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Capital Deployment Priorities

NORTHROP GRUMMAN

- Northrop Grumman will continue to invest for profitable growth
  - Continued robust Cap Ex and IRAD
- Capital Structure
  - Committed to solid investment grade credit rating
  - Strong cash flow generation supports near-term focus on debt reduction
- Shareholders
  - Committed to dividend payout ratio of 30% to 40% of economic net earnings
  - Share repurchases remain an important component of capital deployment

Strong cash generation enables value creating capital deployment

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Key Takeaways

NORTHROP GRUMMAN

- Orbital ATK represents a strategic acquisition that benefits all key stakeholders
- Enhances capabilities and growth potential in multiple markets
- Meaningful value creation opportunity driven by strategic fit and synergies
- Strong, complementary and diverse capabilities provide near- and long-term growth and enhanced competition
- Transaction expected to be accretive to EPS and free cash flow per share in first full year of ownership
- Strong combined cash flow generation supports Northrop Grumman's strategic priorities and financial flexibility

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Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed acquisition of Orbital ATK by the Company. In connection with the proposed acquisition, Orbital ATK intends to file relevant materials with the SEC, including a proxy statement in preliminary and definitive form. Following the filing of a definitive proxy statement with the SEC, Orbital ATK will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed acquisition. Stockholders of Orbital ATK are urged to read these materials (including any amendments or supplements thereto) and any other relevant documents Orbital ATK will file with the SEC in connection with the proposed acquisition when such documents become available, including Orbital ATK’s definitive proxy statement, because they will contain important information about the proposed acquisition. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s web site, http://www.sec.gov, and from Orbital ATK by going to its investor relations web site at www.orbitalatk.com/investors. Such documents are not currently available. Participants in Solicitation The Company and its directors and executive officers, and Orbital ATK and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Orbital ATK shares of common stock in respect of the proposed acquisition. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2017 Annual Meeting of Shareholders, which was filed with the SEC on March 31, 2017. Information about the directors and executive officers of Orbital ATK is set forth in the proxy statement for Orbital ATK’s 2017 Annual Meeting of Stockholders, which was filed with the SEC on June 23, 2017. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed acquisition, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed acquisition.

THE VALUE OF PERFORMANCE.  NORTHROP GRUMMAN